EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of OmniComm Systems, Inc. (the “Company”) for the period ended September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, being, Cornelis F. Wit, Chief Executive Officer of the Company, and Thomas E. Vickers, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

o     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

o     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Cornelis F. Wit
Cornelis F. Wit
Chief Executive Officer (principal executive officer)

November 13, 2013

/s/ Thomas E. Vickers
Thomas E. Vickers
Senior Vice President and Chief Financial Officer (principal financial and accounting officer)

November 13, 2013